Redeemable Noncontrolling Interest	12 Months Ended
Dec. 31, 2020
Noncontrolling Interest [Abstract]
Redeemable Noncontrolling Interest	REDEEMABLE NONCONTROLLING INTEREST
In connection with the April 2015 acquisition of a controlling interest in ARX, The Progressive Corporation entered into a stockholders’ agreement with the other ARX stockholders. During 2018, minority ARX stockholders put 204,527 shares, including 5,483 shares that were issued upon the exercise of outstanding stock options. Progressive acquired these additional shares, in a cash transaction, for a total cost of $295.9 million. On April 1, 2020, Progressive purchased all remaining outstanding stock, including shares from exercised stock options, of ARX under a separately negotiated purchase agreement at a total cost of $243.0 million.
Since these securities were redeemable upon the occurrence of an event that was not solely within the control of Progressive, we recorded the redeemable noncontrolling interest (NCI) as mezzanine equity on our consolidated balance sheets, representing the minority shares at the current estimated purchase price pursuant to the put and call provisions of the stockholders’ agreement.
The changes in the components of redeemable NCI during the years ended December 31, were:

(millions)	2020	2019	2018
Balance, beginning of year	$225.6	$214.5	$503.7
Net income attributable to NCI	0	9.7	5.7
Other comprehensive income (loss) attributable to NCI[1]	0	4.6	(3.3)
Exercise of stock options	16.0	7.7	9.4
Purchase/change of ARX minority shares	(241.6)	(11.2)	(298.2)
Change in redemption value	0	0.3	(2.8)
Balance, end of year	$0	$225.6	$214.5

[1] Amount represents the other comprehensive income (loss) attributable to NCI, as reflected on the consolidated statements of comprehensive income; changes in accumulated other comprehensive income (loss) attributable to NCI due to a change in the minority ownership percentage does not impact the amount of redeemable NCI.